SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                           Milwaukee, Wisconsin 53202
                                 (414) 271-5885

December 30, 1996

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Re:  Van Wagoner Funds, Inc.
     (33-98358; 811-9116)
     Filing under Rule 497(e) of the Securities Act of 1933

Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Prospectus dated August 28, 1996, as supplemented December 31, 1996. Questions regarding this filing may be directed to the undersigned at
(414) 271-5885.

Sincerely,

/s/Constance Dye Shannon
Constance Dye Shannon
Legal and Compliance Manager

cc:  Richard L. Teigen

Encl.




                                   PROSPECTUS


                                                              AUGUST 28, 1996,
                                                               AS SUPPLEMENTED
                                                             DECEMBER 31, 1996


                            VAN WAGONER FUNDS, INC.

Van Wagoner Funds, Inc. (the "Company") is a no-load, open-end management investment company, commonly known as a mutual fund. The Van Wagoner Capital Appreciation Fund and Van Wagoner Growth Fund, two diversified investment portfolios of the Company which are described in this Prospectus, are designed to offer investors a range of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."


Van Wagoner Capital Management, Inc. serves as the investment adviser to the Funds. Garrett R. Van Wagoner, founder and President of Van Wagoner Capital Management, Inc., manages the investment program of the Funds and is primarily responsible for the day-to-day management of each Fund's portfolio. The
Funds will commence operations after the close of business on December 31, 1996.


VAN WAGONER CAPITAL APPRECIATION FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes to have the potential for long-term growth in their businesses. The Capital Appreciation Fund focuses on companies with small- to mid-size market capitalizations.

VAN WAGONER GROWTH FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes have the potential for above average long-term growth. The Fund will focus on companies that have mid- to larger-size market capitalizations.


This Prospectus sets forth concisely the information about the Funds that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.


A Statement of Additional Information, dated August 28, 1996, as Supplemented December 31, 1996, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, which may be revised from time to time, contains further information about the Funds and is available, without charge, by writing to the Funds at P.O. Box 1628, Milwaukee, WI 53201-1628, or calling 1-800-228-2121. If you wish to contact the Funds via an overnight delivery, send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               TABLE OF CONTENTS

                                                              PAGE
Expense Summary................................................ 3
Van Wagoner Funds, Inc......................................... 5
Investment Objectives, Policies and Risk Considerations........ 5
Investment Limitations........................................ 12
Management of the Funds....................................... 13
Pricing of Fund Shares........................................ 16
How to Purchase Shares........................................ 17
How to Exchange Shares........................................ 22
How to Redeem Shares.......................................... 24
Dividends and Distributions................................... 29
Shareholder Reports and Information........................... 29
Retirement Plans.............................................. 30
Service and Distribution Plan................................. 31
Taxes..........................................................31
Capital Structure............................................. 32
Transfer and Dividend Disbursing Agent, Custodian and
  Independent Accountants..................................... 33
Fund Performance.............................................. 33



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of Van Wagoner Funds, Inc. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services. The Annual Operating Expenses are the expenses expected to be incurred by each Fund during the current fiscal year. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.


                                         CAPITAL
                                      APPRECIATION        GROWTH
                                          FUND             FUND
SHAREHOLDER TRANSACTION EXPENSES         ------           ------
Maximum Sales Load Imposed
  on Purchases                            None             None
Maximum Sales Load Imposed
  on Reinvested Dividends                 None             None
Deferred Sales Load Imposed
  on Redemptions                          None             None
Redemption Fees<F1>                       None             None
Exchange Fees                             None             None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                           1.25%           1.00%
12b-1 Fees<F2>                            0.25%           0.25%
Other Expenses (net of
  reimbursement)<F3><F4>                  0.45%           0.70%
Total Operating Expenses
  (net of reimbursement)<F4>              1.95%           1.95%

-------------------------------
<F1> A fee of $10.00 is charged for each wire redemption.

<F2> The maximum level of distribution expenses is 0.25% per annum of each
     Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F3> Such expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

<F4> The Funds' investment adviser has voluntarily agreed to limit the total operating expenses of the Capital Appreciation and Growth
     Funds (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.95%, respectively, of each Fund's average net assets until January 1, 1998. After such date, the expense limitation may be terminated or revised at any time. The Funds estimate that absent the limitation, Other Expenses of the Capital Appreciation and Growth Funds would initially be approximately 0.71% and 1.30%, respectively, and the Total Annual Operating Expenses of the Capital Appreciation and Growth Funds would initially be approximately 2.21% and 2.55%, respectively.


EXAMPLE
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:


                                      CAPITAL
                                   APPRECIATION        GROWTH
                                       FUND             FUND
                                      ------           ------
    One Year                           $20              $20
    Three Years                        $62              $62


The examples shown above should not be considered representations of past or future expenses or rates of return. Van Wagoner Funds are new and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Funds will be contained in the Funds' future annual reports to shareholders, which may be obtained without charge when they become available.




                            VAN WAGONER FUNDS, INC.

Van Wagoner Funds, Inc. (the "Company") is a no-load, open-end management investment company, commonly known as a mutual fund, which is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company presently consists of six diversified investment portfolios. Two of these portfolios, Van Wagoner Capital Appreciation Fund and Van Wagoner Growth Fund, are described in this Prospectus. The Van Wagoner Capital Appreciation Fund and Van Wagoner Growth Fund are individually referred to as a "Fund" and collectively as the "Funds". The Funds offer a range of equity-oriented investment opportunities.


Van Wagoner Capital Management, Inc. (the "Adviser") serves as the investment adviser to the Funds. Garrett R. Van Wagoner, founder and President of the Adviser, is primarily responsible for the day-to-day management of each Fund's investment portfolio. Mr. Van Wagoner has had over 18 years of experience as a securities analyst and portfolio manager including serving as the portfolio manager of the Govett Smaller Companies Fund from March 1993 until December 1995. See "Management of the Funds."

Each Fund obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned, thereby providing diversification in a variety of industries. The Adviser furnishes professional management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value. Registration of the Funds under the 1940 Act does not involve supervision of the Funds' management or policies by the Securities and Exchange Commission.


                        INVESTMENT OBJECTIVES, POLICIES
                            AND RISK CONSIDERATIONS

GENERAL

The investment objective of each of the Funds is to seek capital appreciation. Each Fund pursues its investment objective by investing primarily in equity securities subject to certain separate investment policies described below. Equity securities are common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, and securities convertible into common or preferred stocks. When selecting securities, the Adviser will consider certain criteria including, but not limited to, (1) the prospects for a company's product, (2) the potential for the company's industry, (3) management ability,
(4) the relationship of the price of the security to its estimated value, and
(5) relevant market, economic and political considerations. Issuers in which the Funds may invest may still be in the developmental stage, may be older companies that appear to be entering a new era of growth due to management changes, development of new technology or other events, or may be companies with high growth rates.

Because shares of each Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. An investment in the Funds should be considered a long-term investment. The Funds are not designed to meet investors' short-term financial needs, nor is any single Fund or a combination of the Funds intended to provide a complete or balanced investment program.

The investment objectives, policies and practices of each Fund, unless otherwise specifically stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. See "Investment Limitations." Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives.





CAPITAL APPRECIATION FUND

The investment objective of the Capital Appreciation Fund is capital appreciation. The Fund seeks to achieve this objective by investing in companies that the Adviser believes to have the potential for long-term growth in their business. The Adviser will focus on companies that have characteristics the Adviser believes could allow for rapid growth including innovative products or services, capable management, strong balance sheets and/or a unique competitive strength. Although the Adviser may invest in companies of all sizes, the Adviser also expects to focus on companies that, at the time of purchase, have small- or mid-size market capitalizations (generally companies with market capitalizations of $500 billion or more).


GROWTH FUND

The investment objective of the Growth Fund is capital appreciation. The Fund seeks to achieve this objective by investing in companies that the Adviser believes to have the potential for above-average long-term growth. The Adviser will focus on companies that are more established than traditional emerging growth companies but that the Adviser believes have the potential for above-average growth due to new products or services, changes in financial or other conditions, new revitalized management or other factors. The Adviser also expects to focus on companies that, at the time of purchase, have mid- to larger-size market capitalizations, although the Adviser may invest in companies of all sizes (generally companies with market capitalizations of $500 million or more).


OTHER INVESTMENT POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), each of the Funds may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

SMALLER CAPITALIZATION COMPANIES. Each Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small- and medium-sized companies as well as start-up companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, a Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Investors should be aware that, based on the foregoing factors, to the extent a Fund invests a substantial portion of its assets in companies with modest capitalizations, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Funds than in a fund that invests in larger, more established companies. Each Fund may invest up to 10% of its net assets in securities of issuers which, together with any predecessor entity, have a record of less than three years of continuous operation.

FOREIGN SECURITIES. Each Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depository Receipts ("ADRs").
ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional
Information. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.

HEDGING STRATEGIES. The Funds may use various hedging strategies to attempt to reduce the overall level of risk for an individual security, or group of securities, or to reduce the investment risk of the Funds. There can be no assurance that such efforts will succeed. Each Fund may write (i.e., sell) covered call and secured put options, and buy put or call options, which are sometimes referred to as derivatives, for hedging purposes. These options may relate to particular securities or stock indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Each Fund will not purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are: (1) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the option; (2) possible lack of a liquid secondary market; (3) losses caused by unanticipated market movements; and (4) the Adviser's ability to predict correctly the direction of securities prices and economic factors. For further discussion of risks involved with the use of options, see "Additional Investment Information - Hedging Strategies" in the Statement of Additional Information.

WARRANTS AND RIGHTS. Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy equity securities during a specific period of time. A Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called "junk bonds"). The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 5% of their net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities deemed by the Adviser to be of comparable quality. Securities rated B are considered predominantly speculative and generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the bond over any long period of time may be small. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser expects, however, to sell promptly any convertible debt securities that fall below a B rating quality as a result of these events. See the Statement of Additional Information for a description of applicable debt ratings.

MONEY MARKET INSTRUMENTS. In times when the Adviser believes that adverse economic or market conditions justify such actions, each Fund may invest temporarily up to 100% of its assets in short-term, high quality money market instruments. The Funds may also invest in such instruments pending investment, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

Each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each of the Funds may also invest in United States Treasury Bills and Notes, certificates of deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.

Each Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

In addition to the foregoing, each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss. Repurchase agreements will be acquired in accordance with procedures established by the Company's Board of Directors which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION. In order to achieve each Fund's investment objective, the Adviser will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of a Fund, even if the same security has only recently been sold. In selling a given security, the Adviser keeps in mind that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Funds may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable Fund's objectives, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and each of the Fund's annual portfolio turnover rate may vary from year to year. It is presently anticipated the portfolio turnover rate for each of the Funds generally will not exceed 150%. However, this should not be considered as a limiting factor and actual turnover rates may exceed this if the Adviser deems it appropriate.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

MISCELLANEOUS. Each of the Funds may invest up to 5% of its net assets in illiquid securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, may be considered liquid. In addition, if a Fund anticipates that a price of a security will decline, it may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost (so-called "short sales against the box").


                             INVESTMENT LIMITATIONS

Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

No Fund may:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of a Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Funds' objectives, policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Funds' investment objectives, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in a Fund's investment objective may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund. However, each Fund will not change its investment objective without written notice to shareholders sent at least 30 days in advance of any such change.


                            MANAGEMENT OF THE FUNDS

As a Maryland corporation, the business affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into investment advisory agreements with Van Wagoner Capital Management, Inc., 1 Bush Street, Suite 1150, San Francisco, CA 94104 (the "Investment Advisory Agreements"). Pursuant to such Investment Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

INVESTMENT ADVISER

The Adviser was organized on October 24, 1995 as a Delaware corporation to become the investment adviser to the investment portfolios of the Company. Garrett R. Van Wagoner, the President and a director of the Adviser, is the sole shareholder of the Adviser, and is the portfolio manager for each of the investment portfolios of the Company. Mr. Van Wagoner has over 18 years of experience as a securities analyst and portfolio manager. Prior to managing the Funds, Mr. Van Wagoner served as the portfolio manager of the Govett Smaller Companies Fund, a portfolio of The Govett Funds, Inc., from March 1993 until December 1995. Prior thereto, he was Senior Vice President at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program.




Pursuant to the Investment Advisory Agreements between the Adviser and the Company on behalf of the Funds, the Adviser furnishes continuous investment advisory services and management to each of the Funds. Prior to its organization in October 1995, the Adviser had no prior operating history. Although the Adviser, as a recently formed entity, has had no prior experience advising a registered investment company, Mr. Van Wagoner, who is the sole shareholder of the Adviser and who is the founder and President of the Adviser, has had over 18 years of experience as a securities analyst and portfolio manager, including approximately three years during which he served as the portfolio manager of the Govett Smaller Companies Fund.



The Adviser supervises and manages the investment portfolios of the Funds, and subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Funds (except the fees paid to disinterested directors). For the foregoing, the Adviser will receive a monthly fee of 1/12 of 1.25% and 1.00% and on the average daily net assets of the Capital Appreciation and Growth Funds, respectively. The rate of the advisory fees is higher than that paid by most mutual funds.


ADMINISTRATION

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the
"Administrator" or "Sunstone"), 207 East Buffalo Street, Suite 400,
Milwaukee, WI 53202-5712, acts as administrator for the Funds. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from each Fund a fee, computed daily and payable monthly, based on each Fund's average net assets at the annual rate of 0.18 of 1.0% on the first $50,000,000 of average net assets, 0.105 of 1.0% on the next $50,000,000 of average net assets, 0.055 of 1.0% on the next $150,000,000 of average net assets, and 0.03 of 1.0% on average net assets in excess of $250,000,000, subject to an annual minimum of $61,667 per Fund, plus out-of-pocket expenses. In addition, the Administrator received from the Funds $60,000 for organizational services provided by the Administrator, plus out-of-pocket expenses. Sunstone Investor Services, LLC ("SIS"), an affiliate of Sunstone, acts as the transfer agent and dividend disbursing agent for the Funds. See "Transfer and Dividend Disbursing Agent, Custodian and Independent Accountants."





EXPENSES

The Funds pay all of their own expenses, including without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                             PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Funds currently charge a $10 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of a Fund prior to that time and after the previous time as of which the net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

Investments are considered received only when your check, wired funds or electronically transferred funds are received in good order by the Funds. Investments by telephone pursuant to your prior authorization to the Funds to draw on your bank account are considered received when the proceeds from the bank account are received in good order by the Funds, which generally takes two to three banking days.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors.


                             HOW TO PURCHASE SHARES

Each of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds receive and accept your purchase order. See "Pricing of Fund Shares."

                                     INITIAL MINIMUM    ADDITIONAL MINIMUM
TYPE OF ACCOUNT                         INVESTMENT          INVESTMENT
---------------                         ----------          ----------
Regular                                  $1,000                 $50
Automatic Investment Plan                  $500                 $50
Individual Retirement Account ("IRA")      $500                 $50
Gift to Minors                             $500                 $50

Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans. The Funds will not accept your account if you are investing for another person as attorney-in-fact. The Funds also will not accept accounts with a "Power of Attorney" or "POA" in the registration section of the Purchase Application.

HOW TO OPEN YOUR ACCOUNT BY MAIL. Please complete the Purchase Application. You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-228-2121. (PLEASE COMPLETE AN IRA APPLICATION TO ESTABLISH AN IRA.)

Your completed Purchase Application should be mailed directly to:
   Van Wagoner Funds, Inc.
   P.O. Box 1628
   Milwaukee, WI 53201-1628

To purchase shares by overnight or express mail, please use the following street address:
   Van Wagoner Funds, Inc.
   207 East Buffalo Street, Suite 315
   Milwaukee, WI 53202-5712

All applications must be accompanied by payment in the form of a check made payable to "Van Wagoner Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take 7 business days from the purchase date. If you contemplate needing to exchange or redeem your investment shortly after purchase, you should purchase the shares by wire as discussed below.

HOW TO OPEN YOUR ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, YOU MUST CALL THE FUNDS AT 1-800-228-2121 FOR INSTRUCTIONS AND TO OBTAIN AN INVESTOR ACCOUNT NUMBER PRIOR TO WIRING FUNDS. Funds should be wired through the Federal Reserve System as follows:

                                 UMB Bank, n.a.
                            A.B.A. Number 101000695
                     For credit to Van Wagoner Funds, Inc.
                           Account Number 9870610183
                             For further credit to:
                           (investor account number)
                         (name or account registration)
                 (Social Security or Tax Identification Number)
                       (identify which Fund to purchase)

You must promptly complete a Purchase Application and mail it to the Funds at the following address: Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, WI 53201-1628. If you wish to send it via overnight delivery, you may send it to:
Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. AN ORIGINAL PURCHASE APPLICATION MUST BE RECEIVED BY THE FUNDS TO ESTABLISH PRIVILEGES AND TO VERIFY YOUR ACCOUNT INFORMATION. PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED AND TAXES MAY BE WITHHELD UNLESS THE FUNDS RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION. The Funds reserve the right to refuse a telephone transaction if they believe it advisable to do so.

IF YOU HAVE ANY QUESTIONS, CALL THE FUNDS AT 1-800-228-2121.

HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed previously. When adding to an account by mail, you should send the Funds your check, together with a subsequent investment slip from a recent statement. If this investment slip is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Funds to draw on your preauthorized bank account as shown on the records of the Funds and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 10 business days after receipt by the Funds of your request to adopt this service. This time period allows the Funds to verify your bank information. Investments made by telephone in any one account must be in an amount of at least $50. Investments made by electronic funds transfer will be effective at the net asset value next computed after receipt by the Funds of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares." This service may be selected by calling the Funds at 1-800-228-2121 for the necessary form and instructions.

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED IN GOOD ORDER ON THE DAY THEY ARE DEPOSITED IN THE FUNDS' ACCOUNT IF THEY REACH THE FUNDS' BANK ACCOUNT BY THE FUNDS' CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the Plan") minimum initial investment of $500 before the Plan may be established. Under the Plan, your designated bank or other financial institution debits a preauthorized amount on your account each month and applies the amount to the purchase of Fund shares. The Funds require 10 business days after their receipt of your request to initiate the Plan to verify your account information. Generally, the Plan will begin on the next transaction date scheduled by the Funds for the Plan following this 10 business day period. The Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and YOUR PURCHASE WILL BE CANCELLED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. Purchases will not be available for exchange or redemption for 7 business days. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-228-2121. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less. Redeeming all funds from your account will discontinue your Plan privileges unless otherwise specified.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Funds' Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Company may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

ADDITIONAL PURCHASE INFORMATION. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid and YOUR PURCHASE WILL BE CANCELLED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not issue certificates.

When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to waive this privilege or how to add or delete a privilege after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 26.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.


                             HOW TO EXCHANGE SHARES

Shares of any Van Wagoner Fund may be exchanged for shares of another Van Wagoner Fund that is available for investment at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $500 or more. You may open a new account or purchase additional shares by making an exchange from an existing Van Wagoner Fund account. New accounts will have the same registration as the existing accounts as well as the same privileges, unless otherwise specified. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone." See "Additional Exchange Information" regarding telephone exchanges. You MUST obtain the prospectus for the appropriate Van Wagoner Fund, and you are advised to read it carefully, before authorizing any investment in shares of a Van Wagoner Fund. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 26.


In addition to the ability to exchange among Van Wagoner Funds, you may exchange all or a portion of your investment from the Van Wagoner Funds to the Northern U.S. Government Money Market Fund (the "Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($1,000 minimum, $500 subsequent). You must obtain a copy of the Money Market Fund prospectus from the Funds, and you are advised to read it carefully, before authorizing any investment in shares of the Money Market Fund.

For exchanges between Van Wagoner Funds, the value to be exchanged and the price of the shares being purchased will be the net asset value next determined by the Funds after receipt and acceptance of proper instructions for the exchange. If you desire to use the expanded exchange privilege, you should contact the Funds at 1-800-228-2121 for further information about the procedures and the effective times for exchanges. Generally, exchange requests received in proper order and accepted by the Funds by 3:00 p.m. (Central time) or the close of the New York Stock Exchange, if different, on a day during which each Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed.
Please note that when exchanging from a Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund to a Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into a Fund when the income is collected and paid from the Money Market Fund, at the end of the month. An exchange from one Fund to another or to the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

See "Additional Exchange Information" regarding purchases made by check or electronic funds transfer. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-228-2121 for further information.

Because of the risks associated with common stock investments, the Funds are intended to be long-term investment vehicles and not designed to provide investors with a means of speculating on short-term stock market movements. In addition, because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds. Therefore, the maximum number of exchanges you wish to make between Funds may be restricted. Contact the Funds for additional information concerning the exchange privilege.

AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from one Van Wagoner Fund account to another that is available for investment or from one Money Market Fund account to a Fund account that is available for investment ($50 minimum per transaction). An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally, you will realize a capital gain or loss. You must meet the Funds' minimum initial investment requirements before this plan is established. You may adopt the plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Exchange Plan after an account is open by calling the Funds at 1-800-228-2121.

ADDITIONAL EXCHANGE INFORMATION. The Funds reserve the right to terminate the exchange privilege of any investor if it believes it is advisable to do so. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to authorize this privilege or how to add or delete a privilege after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 26.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Funds. See "Pricing of Fund
Shares." There are no charges for the redemption of shares except that a fee of $10 is charged for each wire redemption and a fee is charged when redeeming shares in an IRA. Refer to the IRA Disclosure Statement & Custodial Agreement for additional information on IRA accounts and fees. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, the proceeds are to be sent to a person other than the shareholder(s) of record or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Additional Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions, contact the Funds in advance.

The Funds will mail payment for redemption within 7 days after it receives proper instructions for redemption. However, the Funds will delay payment for 7 business days on redemptions of recent purchases made by check or electronic funds transfer. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

HOW TO REDEEM BY TELEPHONE. See "Additional Redemption Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $25,000, by calling the Funds at 1-800-228-2121. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Funds. A redemption request in excess of $25,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A telephone redemption request will not be processed within 30 calendar days after an address change. A redemption request within that 30 day time period must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. There is currently a $10 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Funds. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. The Funds reserve the right to delay payment for a period of up to 7 days after receipt of the redemption request.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, WI 53201-1628. If you wish to send the information via overnight delivery, you may send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. REDEMPTION REQUESTS MADE VIA FAX WILL NOT BE ACCEPTED BY THE FUNDS.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to authorize this privilege or how to add or delete a privileg after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 26.

Any redemption or transfer of ownership request for corporate accounts will require the following WRITTEN documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $25,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A dated copy of your Corporate Resolution that states who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

The Funds reserve the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $1,000 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.

SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($50 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The redemption takes place on the 5th or 20th of the month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Funds by calling 1-800-228-2121.


                          DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends from net investment income annually and distribute substantially all net realized capital gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to the Funds. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of a Fund by the amount of the dividend or capital gains distribution.


                      SHAREHOLDER REPORTS AND INFORMATION


The Funds will provide the following statements and reports:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plans, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS. All shareholders will receive quarterly account statements.

FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Statements for earlier years are available for $5 each. Call 1-800-228-2121 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact: Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, WI 53201-1628 or call 1-800-228-2121. If you wish to send the information via overnight delivery, you may send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.


                                RETIREMENT PLANS

The Funds have a program under which you may establish an IRA with the Funds and purchase shares through such account. The minimum initial investment in each Fund for an IRA is $500. The Funds also offer a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.


The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), profit-sharing and money purchase pension plans ("Retirement Plans").


You may obtain additional information regarding Retirement Plans by calling the Funds at 1-800-228-2121.


                         SERVICE AND DISTRIBUTION PLAN

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


                                     TAXES

Each Fund intends to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to provide a certified Social Security or Tax Identification Number or IRS Form W-8.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


                               CAPITAL STRUCTURE

The Funds constitute a single corporation (the "Company") that was organized as a Maryland corporation on October 18, 1995. The Company's authorized capital consists of a single class of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. As a shareholder, you will be entitled: (1) to one vote per full share of Common Stock; (2) to such distributions as may be legally declared by the Company's Board of Directors; and (3) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Unless it is required by the 1940 Act, it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. The Company, however, has adopted provisions in its Bylaws for the removal of directors by the shareholders. See "Shareholder Meetings" in the Statement of Additional Information.

Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. The Transfer Agent will issue written confirmations for all purchases of Common Stock.

The Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the 1940 Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, would belong to that class and would be charged with the liabilities in respect of that class and of that class' shares of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class would be based on the assets belonging to that class less the liabilities charged to that class, and dividends could be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.


                        TRANSFER AND DIVIDEND DISBURSING
                              AGENT, CUSTODIAN AND
                            INDEPENDENT ACCOUNTANTS

Sunstone Investor Services, LLC, an affiliate of Sunstone Financial Group, Inc. ("Sunstone"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as each Fund's Transfer and Dividend Disbursing Agent. Sunstone serves as the Funds' administrator. See "Management of the Funds." UMB Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, MO, 64141, acts as Custodian of the Funds' investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, has been selected to serve as independent accountants of the Company for the fiscal year ending December 31, 1996.


                                FUND PERFORMANCE

From time to time, the Funds may advertise their "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. A shareholder's investment in a Fund and its return are not guaranteed and will fluctuate according to market conditions. When considering "average" annual total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and distributions).

Each Fund may quote its average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY, BARRON'S, MONEY and FORBES as well as in publications of a local or regional nature, may be used in comparing a Fund's performance.


Each Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, S&P 500 Composite Stock Price Index, S&P Midcap 400 Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the Statement of Additional Information.


Performance quotations of a Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.



PROSPECTUS
AUGUST 28 1996,
AS SUPPLEMENTED
DECEMBER 31, 1996


VAN WAGONER FUNDS

For Fund information
and Shareholder Services
call 1-800-228-2121.

Van Wagoner Funds
P.O. Box 1628
Milwaukee, WI 53201-1628

Van Wagoner
Capital Management, Inc.
Investment Adviser